June 1, 2015

DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.

Supplement to Summary Prospectus
and Statutory Prospectus
dated April 1, 2015

The following changes will take effect on September 1, 2015

The fund will change its name to "General New Jersey Municipal Money Market Fund, Inc."

The fund's shares will be designated as Class A.

The change to the name of the fund and the designation of its shares will have no effect on fund shareholders or their fund accounts, other than to reflect the fund's new name and share designation.

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Supplement to Current Statement of Additional Information

The following changes will take effect on September 1, 2015

The fund will change its name to "General New Jersey Municipal Money Market Fund, Inc."

The fund's shares will be designated as Class A.